UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2018

Central Index Key Number of the issuing entity: 0001731627

BANK 2018-BNK11

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-14	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

Item 1.01. Entry into a Material Definitive Agreement

On April 26, 2018, Morgan Stanley Capital I Inc. (the “Registrant”) caused the issuance of the BANK 2018-BNK11, Commercial Mortgage Pass-Through Certificates, Series 2018-BNK11 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2018 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

One mortgage loan, secured by the mortgaged property identified as “Northwest Hotel Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Northwest Hotel Portfolio Mortgage Loan”), is an asset of the Issuing Entity and part of a whole loan (the “Northwest Hotel Portfolio Whole Loan”) that includes the Northwest Hotel Portfolio Mortgage Loan and two pari passu promissory notes (the “Pari Passu Companion Loans”) that are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the Northwest Hotel Portfolio Whole Loan will be serviced and administered (i) prior to the securitization of the related controlling Pari Passu Companion Loan, under the Pooling and Servicing Agreement and (ii) from and after the securitization of the related controlling Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Pari Passu Companion Loan related to the Northwest Hotel Portfolio Whole Loan was securitized on May 17, 2018 in connection with the issuance of a series of mortgage pass-through certificates entitled Wells Fargo Commercial Mortgage Trust 2018-C44, Commercial Mortgage Pass-Through Certificates, Series 2018-C44. Consequently, the Northwest Hotel Portfolio Mortgage Loan is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of May 1, 2018 (the “WFCM 2018-C44 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (the “Non-Serviced Master Servicer”), Rialto Capital Advisors, LLC, as special servicer (the “Non-Serviced Special Servicer”), Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The WFCM 2018-C44 PSA is attached hereto as Exhibit 4.5.

The servicing terms of the WFCM 2018-C44 PSA will be substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to the Serviced Mortgage Loans; however, the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Description of the Mortgage Pool—The Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the prospectus relating to the Certificates, dated April 16, 2018 (the “Prospectus”), and the following:

•        The Non-Serviced Master Servicer will earn a primary servicing fee with respect to the Northwest Hotel Portfolio Mortgage Loan that is to be calculated at 0.0025% per annum (which will be paid in connection with such Non-Serviced Master Servicer’s primary servicing obligations for such mortgage loan).

•        Upon the Northwest Hotel Portfolio Mortgage Loan becoming a specially serviced loan under the WFCM 2018-C44 PSA, the Non-Serviced Special Servicer will earn a special servicing fee payable monthly with respect to such mortgage loan accruing at a rate equal to 0.25% per annum, until such time as such mortgage loan is no longer specially serviced. The special servicing fee is subject to a monthly minimum of $3,500.

•        The Non-Serviced Special Servicer will be entitled to a workout fee equal to 1.0% of each payment of principal and interest (other than default interest) made by the related borrower after a workout. The workout fee is subject to a minimum fee of $25,000 and is not subject to a cap.

2

•        The Non-Serviced Special Servicer will be entitled to a liquidation fee equal to 1.0% of net liquidation proceeds received in connection with a liquidation. The liquidation fee is subject to a minimum fee of the lesser of (i) 3.0% of net liquidation proceeds and (ii) $25,000 and is not subject to a cap.

•        The operating advisor under the WFCM 2018-C44 PSA will be entitled to consult with the Non-Serviced Special Servicer under different circumstances than those under which the operating advisor under the Pooling and Servicing Agreement is entitled to consult with the special servicer under the Pooling and Servicing Agreement. In particular, such operating advisor will be entitled to consult on major decisions when the aggregate certificate balance of the certificates that constitute the “eligible horizontal residual interest” issued under the WFCM 2018-C44 PSA is 25% or less of the initial aggregate certificate balance thereof (taking into account cumulative appraisal reduction amounts). In addition, the operating advisor under the WFCM 2018-C44 PSA will be entitled to recommend the termination of the special servicer under the WFCM 2018-C44 PSA at any time if it determines, in its sole discretion exercised in good faith, that (i) such special servicer is not performing its duties as required under the WFCM 2018-C44 PSA or is otherwise not acting in accordance with the servicing standard and (ii) the replacement of such special servicer would be in the best interest of the WFCM 2018-C44 trust interest owners as a collective whole.

•        The WFCM 2018-C44 PSA does not provide for a risk retention consultation party and provides for the compliance with credit risk retention requirements through a retaining third-party purchaser.

Rialto Capital Advisors, LLC, a Delaware limited liability company (“Rialto”), will act as the Non-Serviced Special Servicer with respect to the Northwest Hotel Portfolio Whole Loan. Rialto is an affiliate of the entity that serves as directing certificateholder under the WFCM 2018-C44 PSA. Rialto is also the special servicer under the GSMS 2018-GS9 Pooling and Servicing Agreement, pursuant to which the Twelve Oaks Mall Whole Loan is being serviced (the WFCM 2018-C44 PSA and the GSMS 2018-GS9 Pooling and Servicing Agreement, collectively, the “Applicable PSAs”). Under the WFCM 2018-C44 PSA, Rialto is responsible for the servicing and administration of specially serviced mortgage loans (other than any non-serviced mortgage loan or any excluded loan with respect to the special servicer) and REO properties as well as reviewing certain material servicing actions. Rialto serves in a similar capacity under the GSMS 2018-GS9 Pooling and Servicing Agreement. Rialto maintains its principal servicing office at 790 NW 107th Avenue, 4th Floor, Miami, Florida 33172.

Rialto has been engaged in the special servicing of commercial mortgage loans for commercial real estate securitizations since approximately May 2012. Rialto currently has a commercial mortgage-backed securities special servicer rating of “CSS2” by Fitch Ratings, Inc., a commercial loan special servicer ranking of “Above Average” by S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC, and a commercial mortgage special servicer ranking of “MOR CS2” by Morningstar Credit Ratings, LLC.

Rialto is an affiliate of Rialto Capital Management, LLC, a Delaware limited liability company (“RCM”). RCM is a vertically integrated commercial real estate investment and asset manager and an indirect wholly-owned subsidiary of Lennar Corporation (“Lennar”) (NYSE: LEN and LEN.B), a national homebuilder with over 8,000 employees as of December 31, 2017 across the country’s largest real estate markets. In that regard, Lennar has engaged Wells Fargo Securities and Deutsche Bank Securities to advise Lennar regarding possible strategic alternatives that may be available with regard to RCM and its investment and asset management platform. As of December 31, 2017, RCM was the sponsor of, and certain of its affiliates were investors in, ten private equity funds (collectively, the “Funds”), and RCM also advised four separately managed accounts, with an aggregate of over $5.4 billion of regulatory assets under management. Four of such Funds are focused on distressed and value-add real estate related investments and/or commercial mortgage-backed securities, four of such Funds are focused on investments in commercial mortgage-backed securities, and the other two Funds and the separately managed accounts are focused on mezzanine debt and credit investments. Through December 31, 2017, RCM has acquired and/or is managing over $8 billion of non- and sub-performing real estate assets, representing approximately 11,000 loans.

In addition, RCM has underwritten and purchased, primarily for the Funds, over $5.8 billion in face value of subordinate, newly-originated commercial mortgage-backed securities certificates in approximately 85 different

3

securitizations totaling approximately $89.1 billion in overall transaction size. RCM (or an affiliate) has the right to appoint the special servicer for each of these transactions.

RCM has over 259 employees as of December 31, 2017 and is headquartered in Miami with two other main offices located in New York City and Atlanta. RCM’s commercial real estate platform has twelve additional offices across the United States and four offices in Europe.

Rialto has detailed operating policies and procedures which are reviewed at least annually and updated as appropriate. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act of 1933. Rialto has developed strategies and procedures for managing delinquent loans, loans subject to bankruptcies of the borrowers and other breaches by borrowers of the underlying loan documents that are designed to maximize value from the assets for the benefit of certificateholders. These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs and borrower negotiation or workout in accordance with the related servicing standard. The strategy pursued by Rialto for any particular property depends upon, among other things, the terms and provisions of the underlying loan documents, the jurisdiction where the underlying property is located and the condition and type of underlying property. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

As of December 31, 2017, Rialto is subject to external and internal audits and reviews. Rialto is subject to Lennar’s internal audit reviews, typically on a semi-annual basis, which focus on specific business areas such as finance, reporting, loan asset management and “REO” management. Rialto is also subject to external audits as part of the external audit of Lennar and stand-alone audits of the Funds. As part of such external audits, auditors perform test work and review internal controls throughout the year. As a result of this process, Rialto has been determined to be Sarbanes-Oxley compliant.

Rialto maintains a web-based asset management system that contains performance information at the portfolio, loan and property levels on the various loan and REO assets that it services. Additionally, Rialto has a formal, documented disaster recovery and business continuity plan which is managed by Lennar’s on-site staff.

As of December 31, 2017, Rialto and its affiliates were actively special servicing approximately 225 portfolio loans with a principal balance of approximately $245 million and were responsible for approximately 257 portfolio REO assets with a principal balance of approximately $312 million.

As of December 31, 2017, Rialto is also performing special servicing for approximately 90 commercial real estate securitizations. With respect to such securitization transactions, Rialto is administering approximately 6,006 assets with an original principal balance at securitization of approximately $92 billion. The asset pools specially serviced by Rialto include residential, multifamily/condo, office, retail, hotel, healthcare, industrial, manufactured housing and other income-producing properties as well as residential and commercial land.

4

The table below sets forth information about Rialto’s portfolio of specially serviced commercial and multifamily mortgage loans and REO properties in commercial mortgage-backed securitization transactions as of the dates indicated:

CMBS Pools	As of 12/31/2014	As of 12/31/2015	As of 12/31/2016	As of 12/31/2017
Number of CMBS Pools Named Special Servicer	45	59	75	90
Approximate Aggregate Unpaid Principal Balance(1)	$49.2 billion	$63.6 billion	$79 billion	$91.8 billion
Approximate Number of Specially Serviced Loans or REO Properties(2)	28	17	37	77
Approximate Aggregate Unpaid Principal Balance of Specially Serviced Loans or REO Properties(2)	$126.9 million	$141.9 million	$320 million	$1.1 billion

(1)       Includes all commercial and multifamily mortgage loans and related REO properties in Rialto’s portfolio for which Rialto is the named special servicer, regardless of whether such mortgage loans and related REO properties are, as of the specified date, specially serviced by Rialto.

(2)       Includes only those commercial and multifamily mortgage loans and related REO properties in Rialto’s portfolio for which Rialto is the named special servicer that are, as of the specified date, specially serviced by Rialto. Does not include any resolutions during the specified year.

In its capacity as the special servicer under each Applicable PSA, Rialto will not have primary responsibility for custody services of original documents evidencing the mortgage loans. Rialto may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular underlying mortgage loans or otherwise. To the extent that Rialto has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the applicable servicing standard under the Applicable PSA.

Rialto does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer. In certain instances Rialto may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

There are, to the actual current knowledge of Rialto, no special or unique factors of a material nature involved in special servicing the particular types of assets serviced under any Applicable PSA, as compared to the types of assets specially serviced by Rialto in other commercial mortgage-backed securitization pools generally, for which Rialto has developed processes and procedures which materially differ from the processes and procedures employed by Rialto in connection with its special servicing of commercial mortgage-backed securitization pools generally. There have not been, during the past three years, any material changes to the policies or procedures of Rialto in the servicing function it will perform under any Applicable PSA for assets of the same type included in such securitization transaction.

No securitization transaction in which Rialto was acting as special servicer has experienced a servicer termination event as a result of any action or inaction of Rialto as special servicer, including as a result of a failure by Rialto to comply with the applicable servicing criteria in connection with any securitization transaction. Rialto has not been terminated as special servicer in any securitization, either due to a servicer termination event or the application of a servicing performance test or trigger. Rialto has made all advances required to be made by it under the servicing agreements related to the securitization transactions in which Rialto is acting as special servicer. There has been no previous disclosure of material noncompliance with the applicable servicing criteria by Rialto in connection with any securitization in which Rialto was acting as special servicer.

Rialto does not believe that its financial condition will have any adverse effect on the performance of its duties under any Applicable PSA and, accordingly, Rialto believes that its financial condition will not have any material impact on such mortgage pool performance or the performance of the certificates of the issuing entity.

From time to time Rialto is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Rialto does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse

5

effect on its business or its ability to service loans pursuant to any Applicable PSA. There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against Rialto or of which any of its property is the subject, which are material to certificateholders.

Rialto occasionally engages consultants to perform property inspections and to provide surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to any Applicable PSA with the exception of some outsourced base servicing functions.

In the commercial mortgage-backed securitizations in which Rialto acts as special servicer, Rialto may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, Rialto’s appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace Rialto as the special servicer.

From time to time, Rialto and/or its affiliates may purchase securities, including CMBS certificates. Rialto and/or its affiliates may purchase certificates issued by the issuing entity in the secondary market. Any such party will have the right to dispose of such certificates at any time.

The foregoing information regarding Rialto has been provided by Rialto.

6

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits:
4.5	Pooling and Servicing Agreement, dated as of May 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the Northwest Hotel Portfolio Whole Loan.

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By: /s/ Jane Lam
Name: Jane Lam
Title: Vice President

Dated: May 23, 2018

8